Exhibit 10.24

LIMITED GUARANTY AGREEMENT

This LIMITED GUARANTY AGREEMENT, dated as of February 17, 2021 (together with all amendments, if any, from time to time hereto, this “Guaranty”) is made by (a) Philip Falcone, an individual with a principal residence located at                (“Falcone”), (b) Kenneth Orr, an individual with a principal residence located at                     (“Orr”), (c) FFO 1 2021 Irrevocable Trust (“FFO-1”), (d) (c) FFO 2 2021 Irrevocable Trust (“FFO-2”) and (e) KORR Value, LP (“KORR”, and together with Falcone, Orr, FFO-1 and FFO-2, and each of their respective heirs, executors, administrators, representatives, successors and assigns, each, a “Limited Guarantor”, and collectively, the “Limited Guarantors”) in favor of ARENA INVESTORS, L.P., in its capacity as agent under the Purchase Agreement referred to below (in such capacity, together with its successors and permitted assigns in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Securities Purchase Agreement, dated as of the date hereof (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified (the “Purchase Agreement”), by and among Madison Technologies, Inc., a Nevada corporation (the “Company”) and the purchasers from time to time party thereto (each a “Purchaser” and, collectively, the “Purchasers”), the Purchasers have agreed to purchase Notes, Warrants and Common Stock from the Company;

WHEREAS, in order to induce the Purchasers to enter into the Transaction Documents, and to purchase Notes, Warrants and Common Stock from the Company as set forth in the Transaction Documents, each Limited Guarantor has agreed to guaranty the Liabilities of Company and the other Obligors; and

WHEREAS, as a result of their respective relationships with the Company, each Limited Guarantor will receive substantial benefits from the financial accommodations provided by the Purchasers to Company.

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions and Construction

1.1.      Definitions. As used in this Guaranty, the following terms shall have the following definitions:

“Agent” has the meaning set forth in the preamble to this Guaranty.

“Company” has the meaning set forth in the preamble to this Guaranty.

“Guarantied Obligations” has the meaning set forth in Section 2.1.

“Guaranty” means this Limited Guaranty Agreement.

“Limited Guarantor” has the meaning set forth in the preamble to this Guaranty.

“Purchase Agreement” has the meaning set forth in the recitals to this Guaranty.

“Purchaser” has the meaning set forth in the recitals to this Guaranty.

1.2.      Construction. Capitalized terms used but not otherwise defined herein (including in the preamble and recitals hereof) that are defined in the Purchase Agreement shall have the meanings given to them in the Purchase Agreement. Unless otherwise defined herein or in the Purchase Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. The rules of interpretation specified in the Purchase Agreement shall be applicable to this Guaranty. All references to “payment in full of Guarantied Obligations” or words of similar import mean the payment in full of all Liabilities in cash, the termination of any commitment of the Purchasers to extend credit and the termination of any obligation of the Purchasers to release funds from the Funding Account. All references in this Guaranty to Sections are references to Sections of this Guaranty unless otherwise specified. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Agent” shall be a reference to Agent, for the benefit of the Secured Parties.

2.	Agreement to Guaranty Obligations

2.1.	Guaranty; Limitation on Recourse.

(a)   Subject to the limitations in Section 2.1(d), in recognition of the direct and indirect benefits to be received by each Limited Guarantor in connection with the financial accommodations provided by Agent and Purchasers to Company, each Limited Guarantor hereby unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, of each and all of the following (collectively, the “Guarantied Obligations”): (i) the Liabilities now or hereafter existing, whether for principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), fees, expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), or otherwise, (ii) any and all expenses (including reasonable counsel fees and expenses) incurred by Agent and/or the Purchasers in enforcing any rights under any Transaction Document and (iii) the amount of any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses incurred by the Company and/or any of its Subsidiaries arising out of or relating to any matter that would have been the subject of liability insurance if the Company and its Subsidiaries had been covered by a customary liability insurance policy (other than matters that occur during any period when the Company and its Subsidiaries are covered by a customary liability insurance policy). Without limiting the generality of the foregoing, Guarantied Obligations shall include all amounts that constitute part of the Guarantied Obligations and would be owed by any Obligor to the Agent or any Purchaser but for the fact that they are unenforceable or not allowable, including due to the existence of a bankruptcy, reorganization, other Insolvency Proceeding or similar proceeding involving any Obligor or any other Person.

(b)   If any or all of the Guarantied Obligations becomes due and payable, each Limited Guarantor, unconditionally and irrevocably, and without the need for demand, protest, or any other notice or formality, promises to pay such indebtedness to Agent or any Purchaser, together with any and all expenses that may be incurred by Agent or any Purchaser in demanding, enforcing, or collecting any Guarantied Obligations. If claim is ever made upon Agent or any Purchaser for repayment or recovery of any amount or amounts received in payment of or on account of any or all of the Guarantied Obligations and Agent or any Purchaser repays all or part of said amount by reason of (i) any judgment, decree, or order of any court or administrative body having jurisdiction over such payee or any of its property, or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including any Obligor), then and in each such event, each Limited Guarantor agrees that any such judgment, decree, order, settlement, or compromise shall be binding upon such Limited Guarantor, notwithstanding any revocation (or purported revocation) of this Guaranty or other instrument evidencing any liability of such Limited Guarantor and such Limited Guarantor shall be and remain liable to such payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

(c)   Each Limited Guarantor unconditionally and irrevocably guarantees the payment of any and all of the Guarantied Obligations to Agent and each Purchaser, whether or not due or payable by any Obligor upon the occurrence of any of the events specified in Section 6(a)(viii) of the Notes, and irrevocably and unconditionally promises to pay such indebtedness to Agent, without the requirement of demand, protest, or any other notice or other formality, in lawful money of the United States.

(d)   Notwithstanding anything to the contrary contained herein, the maximum liability of (i) Falcone under this Guaranty shall be limited to (A) the principal amount of $1,000,000, plus interest thereon at the Default Rate set forth in the Notes, plus (B) all costs and expenses incurred by the Agent and the Purchasers (including attorneys’ fees) in connection with the enforcement of this Guaranty against Falcone through the date of payment in full by Falcone of Falcone’s obligations hereunder, plus (C) the Pledged Collateral of Falcone (as defined in the Limited Guarantor Pledge Agreement), plus (D) the amount of any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses incurred by the Company and/or any of its Subsidiaries and/or any Purchaser Party arising out of or relating to any matter that would have been the subject of liability insurance if the Company and its Subsidiaries had been covered by a customary liability insurance policy at the time such matter occurred, (ii) Orr under this Guaranty shall be limited to (A) the principal amount of $ 250,000, plus interest thereon at the Default Rate set forth in the Notes, plus (B) all costs and expenses incurred by the Agent and the Purchasers (including attorneys’ fees) in connection with the enforcement of this Guaranty against Orr through the date of payment in full by Orr of Orr’s obligations hereunder, (iii) FFO-1 under this Guaranty shall be limited to the Pledged Collateral of FFO-1 (as defined in the Limited Guarantor Pledge Agreement); (iv) FFO-2 under this Guaranty shall be limited to the Pledged Collateral of FFO-2 (as defined in the Limited Guarantor Pledge Agreement), and (v) KORR under this Guaranty shall be limited to the Pledged Collateral of KORR (as defined in the Limited Guarantor Pledge Agreement) provided, that (1) the liabilities under clauses (i)(A), (i)(B), (ii)(A) and (ii)(B) above shall terminate on the earlier to occur of (x) the date of the consummation of the transactions contemplated by the NJR Acquisition Agreement (without amendment or waiver of the conditions precedent contained therein), and (y) the date on which the Deposit and the Option Fee are returned to the Company and deposited into the Funding Account, and (2) the liabilities under clause (i)(D) above shall terminate on the date on which the Company delivers to the Agent insurance certificates evidencing that it has obtained liability insurance coverage that is reasonably satisfactory to the Purchasers. The provisions of this Section 2.1(d) shall not (i) impair the validity of the Liabilities, or (ii) affect or impair the security interest granted under the Limited Guarantor Pledge Agreement or the right of the Agent or any Purchaser to enforce the security interest granted under the Limited Guarantor Pledge Agreement against any Limited Guarantor or any other security interest granted to Agent under any Transaction Document against the Company or any of its Subsidiaries.

2.2.	Absolute and Unconditional Guaranty.

(a)   The liability of each Limited Guarantor hereunder is primary, absolute, and unconditional, and is independent of any security for or other guaranty of the Guarantied Obligations, and the liability of each Limited Guarantor hereunder shall not be affected or impaired by (i) any payment on, or in reduction of, any such other guaranty or undertaking, (ii) any dissolution, termination, or increase, decrease, or change in personnel by any Obligor or any other Person, (iii) any payment made to Agent or any Purchaser on account of the Guarantied Obligations which Agent or any Purchaser repays to Company or any other Person pursuant to any court order in any Insolvency Proceeding (or any settlement or compromise of any claim made in such a proceeding relating to such payment), and each Limited Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (iv) any action or inaction by Agent or any Purchaser, or (v) any invalidity, irregularity, avoidability, or unenforceability of all or any part of the Guarantied Obligations or of any security therefor.

(b)   This Guaranty includes all present and future Guarantied Obligations including any under transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing any Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part.

2.3.      Guaranty of Payment; Independent Obligations. The guaranty by each Limited Guarantor hereunder is a guaranty of payment and not of collection. The obligations of each Limited Guarantor under this Guaranty are independent of the Guarantied Obligations of any other Person, and a separate action or actions may be brought and prosecuted against one or more Persons to enforce such obligations, whether or not any action is brought against any other Person and whether or not any other Person is joined in any such action or actions. Each Limited Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof.

3.	Waivers, Authorizations and Acknowledgements

3.1.	Waivers.

(a)   Each Limited Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require Agent or any Purchaser to (i) proceed against any other Person, (ii) proceed against or exhaust any security held from any other Person, (iii) protect, secure, perfect, or insure any Lien on any property subject thereto or exhaust any right to take any action against any other Person or any property subject to a Lien, or (iv) pursue any other remedy in Agent’s or any Purchaser’s power. Each Limited Guarantor waives any defense based on or arising out of any defense of any other Person, other than payment of the Guarantied Obligations to the extent of such payment, based on or arising out of the disability of any other Person, or the validity, legality, or unenforceability of any Guarantied Obligations or any part thereof from any cause, or the cessation from any cause of the liability of such Limited Guarantor other than payment of the Guarantied Obligations to the extent of such payment. Agent may foreclose upon any Collateral held by Agent by one or more judicial or nonjudicial sales or other dispositions, whether or not every aspect of any such sale is commercially reasonable or otherwise fails to comply with applicable law or may exercise any other right or remedy Agent or any Purchaser may have against any Limited Guarantor or any other Person, or any security, in each case, without affecting or impairing in any way the liability of any Limited Guarantor hereunder except to the extent the Guarantied Obligations have been paid.

(b)  Each Limited Guarantor waives all presentments, demands for performance, protests and notices, including notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation, or incurring of new or additional Guarantied Obligations or other financial accommodations. Each Limited Guarantor waives notice of any Event of Default under any Transaction Document. Each Limited Guarantor assumes all responsibility for being and keeping himself informed of each Obligor’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Guarantied Obligations and the nature, scope, and extent of the risks which such Limited Guarantor assumes and incurs hereunder, and agrees that neither Agent nor any Purchaser shall not have any duty to advise any Limited Guarantor of information known to it regarding such circumstances or risks.

(c)   To the fullest extent permitted by applicable law, each Limited Guarantor hereby waives: (i) any right to assert against Agent or any Purchaser any defense (legal or equitable), set-off, counterclaim, or claim which any Limited Guarantor may now or at any time hereafter have against any Obligor or any other Person liable to Agent or any Purchaser, (ii) any defense (legal or equitable), set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor, (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by Agent, including any defense based upon an impairment or elimination of any Limited Guarantor’s rights of subrogation, reimbursement, contribution, or indemnity against any Obligor or any other Person, and (iv) the benefit of any statute of limitations affecting any Limited Guarantor’s liability hereunder or the enforcement thereof. Any payment or other act or circumstance which shall defer or delay, or otherwise toll, the operation of any statute of limitations applicable to any Guarantied Obligations or as to any Limited Guarantor shall similarly operate to defer or delay, or otherwise toll, the operation of such statute of limitations applicable to such Limited Guarantor’s liability hereunder.

3.2.      Waivers of Defenses. Each Limited Guarantor guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the Transaction Documents, regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Agent or any Purchaser with respect thereto. The liability of each Limited Guarantor under this Guaranty shall be absolute and unconditional irrespective of, and each Limited Guarantor hereby irrevocably waives any defense it may now or hereafter have in any way relating to, any or all of the following:

(a)   any lack of validity or enforceability of any Transaction Document or any agreement or instrument relating thereto;

(b)   any change in the time, manner, or place of payment of, or in any other term of, all or any Guarantied Obligations, or any other amendment or waiver of or any consent to departure from any Transaction Document, including any increase in the Guarantied Obligations resulting from the extension of additional credit;

(c)   any taking, exchange, release, or non-perfection of any Lien on any Collateral, or any taking, release, amendment, waiver of, or consent to departure from any other guaranty, for any Guarantied Obligations;

(d)   the existence of any claim, set -off, defense, or other right that any Limited Guarantor may have at any time against any Person, including Agent or any Purchaser;

(e)   any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor;

(f)   any right or defense arising by reason of any claim or defense based upon an election of remedies by Agent including any defense based upon an impairment or elimination of any Limited Guarantor’s rights of subrogation, reimbursement, contribution, or indemnity of any Limited Guarantor against any Obligor or any other Person;

(g)   any change, restructuring, or termination of the corporate, limited liability company, or partnership structure or existence of any other Person; or

(h)   any other circumstance that might otherwise constitute a defense available to, or a discharge of, any other Person.

3.3.	Consents to Amendments, Etc.

(a)   Each Limited Guarantor authorizes Agent and each Purchaser, without notice or demand, and without affecting or impairing its liability hereunder, from time to time to:

(i)       change the manner, place, or terms of payment of, or change or extend the time of payment of, renew, increase, accelerate, or alter: (A) any Guarantied Obligations (including any increase or decrease in the principal amount thereof or the rate of interest or fees thereon); or (B) any security therefor or any liability incurred directly or indirectly in respect thereof, and this Guaranty shall apply to the Guarantied Obligations as so changed, extended, renewed, or altered;

(ii)      take and hold security for the payment of the Guarantied Obligations and sell, exchange, release, impair, surrender, realize upon, collect, settle, or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure any Guarantied Obligations (including any of the obligations of any Limited Guarantor under this Guaranty) incurred directly or indirectly in respect thereof or hereof, or any offset on account thereof;

(iii)     exercise or refrain from exercising any rights against any Obligor or any other Person;

(iv)     release or substitute any one or more endorsers, guarantors, Obligor, or other Persons;

(v)      settle or compromise any Guarantied Obligations, any security therefor, or any liability (including any of those of any Limited Guarantor under this Guaranty) incurred directly or indirectly in respect thereof or hereof, or subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Limited Guarantor to any other Person;

(vi)     apply any sums by whomever paid or however realized to any liability or liabilities of any Limited Guarantor to the Obligations regardless of what liability or liabilities of any Limited Guarantor remain unpaid;

(vii)   consent to or waive any breach of, or any act, omission, or default under, any Transaction Document, or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify, or supplement any Transaction Document or any of such other instruments or agreements; or

(viii)    take any other action that could, under otherwise applicable principles of law, give rise to a legal or equitable discharge of any Limited Guarantor from all or part of its liabilities under this Guaranty.

(b)   It is not necessary for Agent or any Purchaser to inquire into the capacity or powers of any Limited Guarantor, and any Guarantied Obligations made or created in reliance upon the professed exercise of such powers shall be guarantied hereunder.

3.4.      Subrogation; Subordination. No Limited Guarantor will exercise any rights that he may now or hereafter acquire against any Obligor or any other Person that arise from the existence, payment, performance or enforcement of any Limited Guarantor’s obligations under this Guaranty, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Agent or any Purchaser against any Obligor or any other Person or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any Obligor or any other Person, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until payment in full of the Guarantied Obligations. If any amount shall be paid to any Limited Guarantor in violation of the immediately preceding sentence, such amount shall be held in trust for the benefit of Agent and the Purchasers, and shall promptly be paid to Agent to be credited and applied to the Guarantied Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Purchase Agreement, or to be held as Collateral for any Guarantied Obligations or other amounts payable under this Guaranty thereafter arising. Notwithstanding anything to the contrary contained in this Guaranty, no Limited Guarantor may exercise any rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and may not proceed or seek recourse against or with respect to any property or asset of, any other Person, including after payment in full of the Guarantied Obligations, if all or any portion of the Guarantied Obligations have been satisfied in connection with an exercise of remedies in respect of the Equity Interests of such other Person whether pursuant to this Guaranty or otherwise.

3.5.      Revocation. To the maximum extent permitted by law, each Limited Guarantor hereby waives any right to revoke this Guaranty as to future Guarantied Obligations. If such a revocation is effective notwithstanding the foregoing waiver, each Limited Guarantor acknowledges and agrees that no such revocation shall (a) be effective until written notice thereof has been received by Agent, (b) apply to any Guarantied Obligations in existence on the date of receipt by Agent of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), and (c) apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Agent or any Purchaser in existence on the date of such revocation. No payment by any Limited Guarantor or from any other source prior to the date of Agent’s receipt of written notice of such revocation shall reduce the maximum obligation of any Limited Guarantor hereunder, and any payment by any Limited Guarantor or from any source other than such Limited Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of such Limited Guarantor hereunder. This Guaranty shall be binding upon each Limited Guarantor, his heirs, representatives, successors and assigns and inure to the benefit of and be enforceable by Agent and its successors, transferees, or assigns.

4.	CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER, ETC.

4.1.      GOVERNING LAW. THE VALIDITY OF THIS GUARANTY, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

4.2.      FORUM NON CONVENIENS. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OR ANY PURCHASER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT OR SUCH PURCHASER ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH LIMITED GUARANTOR, AGENT AND EACH PURCHASER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

4.3.    WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH LIMITED GUARANTOR, AGENT AND EACH PURCHASER HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A “CLAIM”). EACH LIMITED GUARANTOR, AGENT AND EACH PURCHASER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

4.4.    SUBMISSION TO JURISDICTION. EACH LIMITED GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY SHALL AFFECT ANY RIGHT THAT AGENT OR ANY PURCHASER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGAINST ANY LIMITED GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

4.5.    WAIVER OF CLAIMS. NO CLAIM MAY BE MADE BY ANY LIMITED GUARANTOR AGAINST AGENT OR ANY PURCHASER, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH, AND EACH LIMITED GUARANTOR HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

5.	Miscellaneous

5.1.     Survival. All representations and warranties made by any Limited Guarantor in this Guaranty and in the certificates or other instruments delivered in connection with or pursuant to this Guaranty shall be considered to have been relied upon by Agent and Purchasers and shall survive the execution and delivery of this Guaranty and the making of any loans or other extension of credit, regardless of any investigation made by Agent or any Purchaser or on its behalf and notwithstanding that Agent or any Purchaser may have had notice or knowledge of any Event of Default or incorrect representation or warranty at the time any credit is extended, and shall continue in full force and effect until the payment in full of the Guarantied Obligations.

5.2.     Merger, Amendments; Etc. THIS GUARANTY, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Guaranty, and no consent to any departure by any Limited Guarantor from the terms hereof, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Guaranty shall be effective unless the same shall be in writing and signed by Agent and each Limited Guarantor to which such amendment applies. This Guaranty is a Transaction Document.

5.3.    Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Agent at its address specified in the Purchase Agreement, and to each Limited Guarantor at its addresses specified herein, or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties.

5.4.    Counterparts. This Guaranty may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Guaranty by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Guaranty. Any party delivering an executed counterpart of this Guaranty by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Guaranty but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty.

5.5.    Effectiveness; Severability; Section Headings. This Guaranty shall be binding and deemed effective when executed by each Limited Guarantor and Agent. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Guaranty. Any provision of this Guaranty which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Guaranty shall be severable from every other provision of this Guaranty for the purpose of determining the legal enforceability of any specific provision.

6.   Limited Recourse. In no event shall the Agent or any Purchaser have any recourse to any Limited Guarantor or any of his or her properties or assets for any of the Guarantied Obligations in excess of the limits specified for such Limited Guarantor under Section 2.1(d).

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IN WITNESS WHEREOF, the undersigned parties hereto have caused this Guaranty to be executed and delivered as of the day and year first above written.

LIMITED GUARANTOR:	/s/ Philip Falcone
Name: Philip Falcone

Address for notices:

LIMITED GUARANTOR:	FFO 1 2021 IRREVOCABLE TRUST

	By:	/s/ Philip Falcone
Name: Philip Falcone
Title: trustee

Address for notices:

LIMITED GUARANTOR:	FFO 1 2021 IRREVOCABLE TRUST

	By:	Philip Falcone
Name: Philip Falcone
Title: trustee

Address for notices:

Signature Page to Limited Guaranty Agreement

LIMITED GUARANTOR:	/s/ Kenneth Orr
Name: Kenneth Orr

Address for notices:

LIMITED GUARANTOR:	KORR VALUE, LP

	By:	Kenneth Orr
Name: Kenneth Orr
Title: KPresident

Address for notices:

Signature Page to Limited Guaranty Agreement

AGENT:

ARENA INVESTORS, LP, as Agent

By:	/s/ Lawrence Cutler
Name: Lawrence Cutler
Title: Authorized Signatory

Signature Page to Limited Guaranty Agreement